UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2012

AUTOINFO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-11497	13-2867481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6413 Congress Ave – Suite 260 Boca Raton	33487
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (561) 988-9456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to Vote of Security Holders.

On November 9, 2012, AutoInfo, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders. At that meeting, the Company’s stockholders:

•	Re-elected incumbent directors to serve until the next annual meeting of stockholders and their successors are elected and qualified; and
•	Ratified the appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as the Company’s independent auditors for the 2012 fiscal year.

The specific votes with respect to aforementioned were as follows:

1. Election of directors:

NAME	VOTES
	FOR	WITHHELD	BROKER NON-VOTES
Peter C. Einselen	22,093,979	5,426,632	5,193,793
Thomas C. Robertson	22,093,979	5,426,632	5,193,793
Mark K. Patterson	22,171,079	5,349,532	5,193,793
Harry Wachtel	22,164,079	5,356,532	5,193,793
Mark Weiss	22,083,579	5,437,032	5,193,793

2.	The ratification of the appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as the Company’s independent auditors for the 2012 fiscal year:

VOTES
FOR	AGAINST	ABSTAIN
31,260,904	6,731	1,446,769

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoInfo, Inc.

Date: November 12, 2012	By:	/s/ William Wunderlich
		Name:	William Wunderlich
		Title:	Chief Financial Officer